UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 24, 2008


                              GAMCO INVESTORS, INC.
             (Exact name of registrant as specified in its charter)



            New York                 1-14761                 13-4007862
  (State or other jurisdiction     (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)



                      One Corporate Center, Rye,         10580
                                  NY
                        (Address of principal          (Zip Code)
                          executive offices)

                                 (914) 921-3700
                             Registrant's telephone
                           number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective with the July 24, 2008 announcement that the Company hired Jeffrey M. Farber as the Executive Vice President Finance/Corporate Development and Chief Financial Officer, Kieran Caterina and Diane M. LaPointe no longer serve as Acting Co-Chief Financial Officers. Mr. Caterina and Ms. LaPointe will continue to operate in all other capacities at GAMCO as performed prior to the appointment of Mr. Farber.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


GAMCO Investors, Inc.

By: /s/ Douglas R. Jamieson
---------------------------

Douglas R. Jamieson
President and Chief Operating Officer